UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

477 S. Rosemary Ave.  Ste. 219

West Palm Beach, Florida 33401

(Address of Principal Executive Office) (Zip Code)

(561) 465-0030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2020, the Board of Directors (the “Board”) of Forward Industries, Inc. (the “Company”) approved annual director compensation for the Company’s three non-employee directors (Sangita Shah, Howard Morgan and James Ziglar).  The compensation plan provides for a total of $100,000 of compensation which is comprised of: (i) $60,000 of cash compensation and (ii) $40,000 of five-year stock options based on the Black-Scholes value at time of grant (68,419 options per director).

Additionally, the Board granted an additional 42,762 five-year stock options to Sangita Shah for her service as lead director.   All of the stock options granted vest on February 11, 2021 (subject to continued service in the capacity in which the options were granted) and are exercisable at $1.13 per share.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 11, 2020, the Company held its 2020 annual shareholders’ meeting and the results of each of the proposals are listed below.

Proposal	For	Against	Withheld	Abstain	Broker Non-Vote
(1) To elect the following as directors:
Terence Wise	4,852,345	Not applicable	111,189	Not applicable	3,153,220
Sangita Shah	4,902,849	Not applicable	60,685	Not applicable	3,153,220
Howard Morgan	4,854,419	Not applicable	109,115	Not applicable	3,153,220
James Ziglar	4,838,733	Not applicable	124,801	Not applicable	3,153,220
(2) To ratify the appointment of our independent registered public accounting firm for fiscal 2020.	7,167,220	822,442	Not applicable	127,092	Not applicable
(3) Advisory vote to approve executive compensation (say on pay)	4,836,017	92,294	Not applicable	35,223	3,153,220
	1 year	2 years	3 years	Abstain	Broker Non-Vote
(4) Advisory vote on the frequency of say on pay voting	788,326	19,309	4,127,990	27,909	Not applicable

There were 9,533,851 shares outstanding on the record date of the meeting and a total of 8,116,754 shares were voted. All of the proposals were approved and shareholders voted to hold the say on pay frequency vote every three years. The Company has considered the outcome of Proposal 4 (the frequency of say on pay) and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors in the proxy statement, that the Company will hold future say on pay votes every three years.

Immediately following the meeting, our Board was comprised of all of the nominees listed above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: February 18, 2020	By:	/s/ Michael Matte
Name: Michael Matte
Title: Chief Financial Officer

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